UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2015

TetraLogic Pharmaceuticals Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36208	42-1604756
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

343 Phoenixville Pike
Malvern, PA 19355
(610) 889-9900

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 3, 2015, TetraLogic Pharmaceuticals Corporation (the “Company”) entered into exchange agreements with Geode Capital Master Fund Ltd. (“Geode”) (the “Geode Exchange Agreement”) and Whitebox Advisors, LLC (“Whitebox”) (the “Whitebox Exchange Agreement” and collectively with the Geode Exchange Agreement, the “Exchange Agreements”), relating to the exchange of an aggregate principal amount of notes in the amount of $3,250,000 for an aggregate 524,304 shares of the Company’s unregistered common stock and $825,000.08 in cash payable by the Company. The notes exchanged by Geode are referred to herein as the “Geode Notes,” the notes exchanged by Whitebox are referred to herein as the “Whitebox Notes” and the exchanges of notes for shares of the Company’s common stock by Geode and Whitebox are referred to herein as the “Exchanges.”  The Exchanges are being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).  The Exchange Agreements contain customary representations, warranties and covenants of the Company and Geode and Whitebox, respectively.  The closing of the Exchanges is expected to occur upon satisfaction of customary closing conditions.  Promptly following their receipt, the Company will surrender the Geode Notes and Whitebox Notes for cancellation under the indenture for the notes.  From and after consummation of the Exchanges, the holders of the Geode Notes and Whitebox Notes have agreed to waive any further rights to payment of principal or interest under the notes and any and all rights, title and interest under the notes and the indenture for the notes.

The above summaries of the material terms of the Exchange Agreements are qualified in their entirety by reference to the full text of the Exchange Agreements, each of which shall be included as exhibits to the Company’s Quarterly Report on Form 10-Q for the first quarter ending on March 31, 2015.  The Geode Notes and the Whitebox Notes were originally acquired in connection with the Company’s sale on June 23, 2014 of $47,000,000 in aggregate principal amount of its 8% convertible senior notes due 2019 in a private placement to “qualified institutional buyers” in the United States as defined in Rule 144A under the Securities Act (the “Private Placement”).  For more detail on the terms of the Private Placement see the Company’s Current Report on Form 8-K filed on June 23, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2015	TetraLogic Pharmaceuticals Corporation

	By:	/s/ Richard L. Sherman

Name: Richard L. Sherman

Title: Senior Vice President, Strategic Transactions, General Counsel and Secretary

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